Exhibit 10.15
                                                                   -------------

                                WAIVER AGREEMENT

     WAIVER AGREEMENT, dated as of March 28, 2001 (this "Agreement"), to the Amended and Restated Credit Agreement dated as of July 9, 1999 (as amended, restated or modified from time to time, the "Credit Agreement"), among KASPER A.S.L., LTD., a Delaware corporation (the "Borrower"), the Guarantors named therein, the financial institutions from time to time party thereto (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as administrative and collateral agent for the Lenders (in such capacity, the "Agent"), and THE CIT GROUP/COMMERCIAL SERVICES, INC., as collateral monitor (in such capacity, the "Collateral Monitor"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     WHEREAS, the Borrower has requested that the Lenders agree to waive certain Defaults and Events of Defaults that have occurred and are continuing under the Credit Agreement;

     WHEREAS, the Lenders have agreed to waive certain Defaults and Events of Defaults that have occurred and are continuing under the Credit Agreement as described herein;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     SECTION 1. WAIVERS OF DEFAULTS AND EVENTS OF DEFAULT

     Upon the fulfillment of the conditions set forth in Section 3 below, the following provisions of the Credit Agreement are hereby waived as follows:

     1.1 The Lenders hereby agree to waive any Default or Event of Default which has occurred and is continuing, or which may occur as a result of the Borrower's failure to deliver its Fiscal Year end audited financial statements without any qualification (except with respect to new accounting principles mandated by the Financial Accounting Standards Board) as required by Section 6.05(a) of the Credit Agreement.

     1.2 The Lenders hereby agree to waive any Default or Event of Default which has occurred and is continuing, as a result of the Borrower's failure (i) to comply with the terms of Section 7.09 for the period ended December 31, 2000 and
(ii) to comply with the provisions of Section 7.10 for the periods ended December 31, 2000 and January 31, 2001.

     SECTION 2. CONFIRMATION OF LOAN DOCUMENTS

     2.1 Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Agent and the Lenders that (i) it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations and (ii) it is truly and justly indebted to the Agent, the Collateral Monitor and the Lenders, for all of the Obligations without defense, offset or counterclaim of any kind whatsoever and hereby releases the Agent, the Collateral Monitor and each of the Lenders from any and all claims, obligations, acts, omissions, damages or causes of action arising out of, related or in any way connected with any action or failure to act, prior to the execution of this Agreement , in connection with the events or circumstances arising under or otherwise related to the Credit Agreement or any other Loan Document.

     SECTION 3. CONDITIONS PRECEDENT

     This Agreement shall become effective upon the execution and delivery to the Agent of counterparts hereof by the Borrower, each Guarantor and Lenders constituting the Required Lenders and the fulfillment of the following conditions:

     3.1 The Agent shall have received a non-refundable waiver fee in the amount of $50,000 to be distributed among the Lenders pro rata in accordance with their Revolving Credit Commitments.

     3.2 Morgan, Lewis & Bockius LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred and invoiced, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under the Credit Agreement, this Agreement and the other Loan Documents and instruments in connection herewith and therewith and the Agent shall have received payment in full of any other fees and expenses of the Agent, the Collateral Monitor, or any other professional retained by the Agent which the Borrower is obligated to pay pursuant to the Credit Agreement and the other Loan Documents.

     3.3  All  legal  matters  in  connection   with  this  Agreement  shall  be
satisfactory to the Agent and its counsel in their sole discretion.

     3.4 The Agent shall have received a certificate signed by a Financial Officer of the Borrower and each Guarantor stating that after giving effect to this Agreement (i) all representations and warranties contained in this Agreement and the Credit Agreement shall be true and correct in all material respects with the same effect as though made on and as of the date on which the conditions set forth in this Section 3 are fulfilled (except insofar as such representations and warranties relate expressly to an earlier date) and (ii) there exists no Default or Event of Default.

     3.5 The Agent shall have received such other documents as the Agent or Agent's counsel shall reasonably deem necessary.

     SECTION 4. MISCELLANEOUS

     4.1 Each of the Borrower and the Guarantors reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, and represents that after giving effect to this Agreement all such representations and warranties shall be true and correct in all material respects with the same effect as though made on and as of the date on which the conditions set forth in Section 3 are fulfilled (except insofar as such representations and warranties relate expressly to an earlier date). Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

     (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

     (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

     (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

     (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

     4.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

     4.3 All references to the Credit Agreement in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

     4.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     4.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     4.6 THIS AGREEMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

     4.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

     [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the Borrower, Guarantors, the Agent, the Collateral Monitor and the Lenders have caused this Waiver Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              KASPER A.S.L., LTD., as Borrower


                              By: /s/ Lester E. Schreiber
                                  -----------------------
                              Name: Lester E. Schreiber
                              Title:   Secretary

                              A.S.L. RETAIL OUTLETS, INC., as a Guarantor


                              By: /s/ Lester E. Schreiber
                                  -----------------------
                              Name: Lester E. Schreiber
                              Title:   Secretary

                              ASL/K LICENSING CORP., as a Guarantor


                              By: /s/ Lester E. Schreiber
                                  -----------------------
                              Name: Lester E. Schreiber
                              Title:   Secretary

                              KASPER A.S.L. EUROPE, LTD., as a Guarantor


                              By: /s/ Lester E. Schreiber
                                  -----------------------
                              Name: Lester E. Schreiber
                              Title:   Treasurer

                              KASPER HOLDINGS INC., as a Guarantor


                              By: /s/ Lester E. Schreiber
                                  -----------------------
                              Name: Lester E. Schreiber
                              Title:   Secretary

                              AKC ACQUISITION, LTD., as a Guarantor


                              By: /s/ Lester E. Schreiber
                                  -----------------------
                              Name: Lester E. Schreiber
                              Title:   Treasurer

                              LION LICENSING, LTD., as a Guarantor


                              By: /s/ Lester E. Schreiber
                                  -----------------------
                              Name: Lester E. Schreiber
                              Title:   Treasurer

                              ASIA EXPERT LIMITED, as a Guarantor


                              By: /s/ Lester E. Schreiber
                                  -----------------------
                              Name: Lester E. Schreiber
                              Title:   Secretary


                              TOMWELL LIMITED, as a Guarantor


                              By: /s/ Lester E. Schreiber
                                  -----------------------
                              Name: Lester E. Schreiber
                              Title:   Secretary


                              VIEWMON LIMITED, as a Guarantor


                              By:_____________________________
                              Name:
                              Title:

                              THE CHASE MANHATTAN BANK, as Lender


                              By: /s/ Susan H. Atha
                                  -----------------
                              Name: Susan H. Atha
                              Title: Vice President

                              THE CHASE MANHATTAN BANK, as Agent


                              By: /s/ Susan H. Atha
                                  -----------------
                              Name: Susan H. Atha
                              Title: Vice President

                              THE CIT GROUP/COMMERCIAL SERVICES,
                              INC., as Lender


                              By: /s/ Deborah Rogut
                                  -----------------
                              Name: Deborah Rogut
                              Title: Vice President

                              THE CIT GROUP/COMMERCIAL SERVICES,
                              INC., as Collateral Monitor


                              By: /s/ Deborah Rogut
                                  -----------------
                              Name: Deborah Rogut
                              Title: Vice President

                              LASALLE BANK, NATIONAL ASSOCIATION,
                              as Lender


                              By: /s/ Michael W. Kiss
                                  -------------------
                              Name: Michael W. Kiss
                              Title: Senior Vice President

                              FLEET CAPITAL CORPORATION, as Lender


                              By: /s/ Frank J. Galle
                                 -------------------
                              Name: Frank J. Galle
                              Title: Senior Vice President

                              FINOVA CAPITAL CORPORATION, as Lender


                              By:_____________________________
                              Name:
                              Title:

                              ISRAEL DISCOUNT BANK OF NEW YORK, as
                              Lender


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:

                              PNC BANK, NATIONAL ASSOCIATION, as
                              Lender


                              By: /s/ Rose M. Crump
                                  -----------------
                              Name:  Rose M. Crump
                              Title: Vice President

                              DEBIS FINANCIAL SERVICES, INC., as Lender


                              By: /s/ James M. Vandervalk
                                  -----------------------
                              Name: James M. Vandervalk
                              Title: President, Asset Based Lending Division


                              BANK LEUMI USA, as Lender


                              By: /s/ Steven Farron
                                  -----------------
                              Name:  Steven Farron
                              Title: Vice President